UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ASSET ENTITIES INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ASSET ENTITIES INC.	CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders to be held on October 1, 2024
	DATE:	October 1, 2024

	TIME:	1:00 P.M. Central Daylight Time

	LOCATION:	Online Only https://agm.issuerdirect.com/asst-2024

HOW TO REQUEST PAPER OR EMAIL COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/ASST and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available on the internet or by mail or email. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials, which include the proxy statement and form of proxy, are available at: https://www.iproxydirect.com/ASST. To review the proxy materials at this website, you will need to enter the Control ID and Request ID located  in the shaded box above.

If you want to receive a paper or email copy of the proxy materials relating to the Annual Meeting or all of our future stockholder meetings, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery for the Annual Meeting, please make the request, as instructed above, before September 13, 2024.

you may enter your voting instructions at https://www.iproxydirect.com/asst until 10:59 P.M. Central Daylight Time on September 30, 2024.

The purposes of this meeting are as follows:

1.    To elect the seven (7) nominees named in the proxy statement to the Company’s board of directors to hold office until the annual meeting of stockholders to be held in 2025.

2.    To ratify the appointment of WWC, P.C., Certified Public Accountants, as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual Meeting are available on the internet. Follow the instructions above to access and review the materials and vote or request paper or email copies.

The board of directors has fixed the close of business on August 2, 2024 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of common stock or preferred stock that they held on that date at the meeting or any adjournment or postponement of the meeting.

The Annual Meeting will be held virtually only. Information for attending the virtual meeting is located in the proxy statement.

The Board of Directors recommends that you vote “for” all proposals above.

Please note - This is not a Proxy Card - you cannot vote by returning this card

ASSET ENTITIES INC.	FIRST-CLASS MAIL
STOCKHOLDER SERVICES	US POSTAGE
1 Glenwood Avenue, Suite 1001	PAID
Raleigh, NC 27603	RALEIGH, NC
PERMIT # 870

Time-Sensitive STOCKHOLDER information enclosed

IMPORTANT STOCKHOLDER INFORMATION

your vote is important